                              Software Agreement
                              ------------------


     THIS AGREEMENT, made as of this ____________________ by and between Reservations Technology, Inc., a corporation incorporated under the laws of the State of Florida with its principal offices at 2139 NW 191 Avenue, Pembroke Pines, Florida 33029 ("Licensor") and New Commodore Cruise Lines, Limited, a corporation incorporated under the laws of Bermuda and authorized to do business in the State of Florida, with its principal offices at 4000 Hollywood Blvd., #385-S, Hollywood, Florida 33021 ("Licensee").

BACKGROUND
- ----------

     New Commodore Cruise Lines, Limited, is the marketing subsidiary of an international cruise line company. It desires to license, customize, operate and, from time to time, enhance an electronic information data processing reservation system for use in cruise operations.

     Licensor is a software company that has experience and expertise in the computer systems required by the travel and reservation operations of cruise companies.

     NOW, THEREFORE, in consideration of the promises and mutual covenants below, Licensee and Licensor agree as follows:

1.   Definitions
     -----------

     1.1 "Licensed Software" shall mean (i) those computer programs and routines consisting of a series of instructions or statements in source and object code form and identified in Schedule "A"; (ii) all Modifications as defined herein; and (iii) all documentation, installation guides, user manuals, educational, and all other materials in machine readable, printed, or other form to facilitate the use of the computer programs and routines identified in Schedule "A".

     1.2 "Use" shall mean copying the Licensed Software from storage units or media into a stand-alone mini-computer utilizing the Licensed Software, stand-alone or in a computer network linking the mini-computer to work stations for the purposes of processing data for internal use or for the purpose of creating and developing Modifications and Enhancements as defined herein.

     1.3 "Enhancement(s)" shall mean any software which is developed by Licensor for Licensee, as defined herein, or by Licensee independently or with Licensor's assistance that constitutes a separate and independent module not part of mainstream Licensed Software code.

     1.4 "Modification(s)" shall mean any upgrade, modification or revision of the Licensed Software which is developed for Licensee by Licensor or by Licensee independently or with Licensor's assistance.

     1.5 "Licensee" shall mean New Commodore Cruise Lines, Limited, and its current and future subsidiaries and affiliates.

     1.6 "Designated Site" shall mean the processing facility first above written at which the Licensed Software will be used and/or a disaster recovery site used in lieu of such facility. The processing facility may be changed by Licensee provided the Licensor is so notified.

     1.7 "Designated Hardware" shall mean the mini-computer specified in Schedule "A" of this Agreement or a substitute minicomputer. Such substitution may be made by the Licensee provided the Licensor is so notified.

     1.8 "Confidential Information" shall mean all matters regarding the Licensed Software, and such business or other matters as are disclosed by either party to the other and identified in writing as confidential.

     1.9 "Agreement" shall mean this document and the annexed schedules and exhibits which are incorporated herein, together with any subsequent written and executed amendments.

2.   Grant of License
     ----------------

     2.1 Subject to the terms and conditions set forth in this Agreement, Licensor grants to Licensee, and the Licensee hereby accepts a non-exclusive, non-transferable perpetual license to use the Licensed Software on the Designated Hardware at the Designated Site, for the marketing of Commodore Cruise Line and s.s. United States products and services, and as specified in
Section 2.2 herein, provided that the use and disclosure of the Licensed Software is restricted solely to the employees of the Licensee and to consultants selected by the Licensee who have executed non-disclosure agreements. The Licensee shall have the right to make an unlimited number of copies of the Licensed Software as in its sole judgment shall be reasonably required for internal use under this Agreement.

     2.2 The Licensed Software may also be used by Licensee for cruise line products and services marketed by Licensee for its current and future subsidiaries and affiliates, provided that Licensee pays to Licensor a fee for each license to a subsidiary or affiliate in an amount which is fifty percent (50%) less than the amount of the last license fee paid.

     2.3 Except as expressly provided under this Agreement, the Licensee shall not have the right: (i) to assign, sell, relicense, or otherwise transfer the Licensed Software; or (ii) to use the Licensed Software in whole or in part for any use or purpose, other than as provided herein.

     2.4 Subject to the rights granted to the Licensee in this Agreement, all rights, title, and interest to the Licensed Software shall be the property of Licensor, who may use, sell, assign, or transfer rights to the Licensed Software during the term of this Agreement subject to Licensee's rights hereunder.

3.   Confidentiality
     ---------------

     3.1 The parties shall hold all Confidential Information in secrecy to the same extent as each holds its own comparable information and shall not disclose or make any use thereof except as related to the performance of this Agreement. Notwithstanding, Confidential

Information shall not include any information which (i) is or becomes part of the public domain through no act or omission on the part of the receiving party,
(ii) is disclosed to third parties by the disclosing party without restriction on such third parties, (iii) is in the receiving party's possession, without actual or constructive knowledge of an obligation of confidentiality with respect thereof, at or prior to the time of disclosure under this Agreement,
(iv) is disclosed to the receiving party by a third party having no obligation of confidentiality with respect thereto, (v) is required to be disclosed pursuant to a legal proceeding.

     3.2 The Licensee shall exercise its best efforts with regard to its employees', and consultants' confidentiality obligations but shall not be liable for its employees or its consultants except in instances of gross negligence.

     3.3 The Licensee shall not alter or remove any copyright, trade secret, patent, proprietary and/or other legal notices contained on or in copies of the Licensed Software. The existence of any such copyright notice on the Licensed Software shall not be construed as an admission, or be deemed to create a presumption, that publication of such materials has occurred.

4.   Ownership, and Intellectual Property Rights
     -------------------------------------------

     4.1 For purposes of Section 117 of the Copyright Act of 1976, as amended, and for all other purposes, Licensor shall be considered the owner of the Licensed Software and all copies thereof, and of all copyright, trade secret, patent and other intellectual or industrial property rights therein. Physical copies of the Licensed Software (in diskette, tape, or other form provided by Licensor) shall remain its property.

     4.2 For purposes of Section 117 of the Copyright Act of 1976, as amended, and for all other purposes, the Licensee shall be considered the sole and exclusive owner of all Enhancements, and all right, title and interest therein, free and clear of any liens and encumbrances, including (a) the United States copyright to the Enhancements; (b) all literary and other rights of every kind in the Enhancements; (c) the right to license, sell, assign, or otherwise transfer the Enhancements in whatsoever form desired by Licensee or its assigns or corporate successors; and (d) all rights to secure copyrights on the Enhancements anywhere in the world.

     4.3 If Licensor desires to sublicense an Enhancement in order to market the same, it shall so notify Licensee who may withhold its consent if it views use of the Enhancement by its competitors as detrimental. If Licensee consents, the parties shall negotiate such licensing terms and conditions as are satisfactory to both parties.

5.   Delivery of Licensed Software
     -----------------------------

     Licensee has inspected and reviewed the Licensed Software and accepts it as is.

6.   Revisions and Updates
     ---------------------

     Revisions and updates to the Licensed Software, if any, made available by Licensor to it other licensees shall be promptly provided to the Licensee without further charges for eighteen (18) months from date of this Agreement. Thereafter, such revisions and updates shall be so provided at not more than the price paid by Licensor's other licensees, but in no event shall Licensee be under any obligation to license such revisions or updates.

7.   Fees
     ----

     7.1 Licensee shall pay to Licensor upon execution of the Agreement for the licensing rights to the Licensed Software, and for the ownership of the Enhancements created hereunder a license fee of fifty thousand ($50,000.00) dollars.

     7.2 All fees and charges hereunder are exclusive of all state or federal sales, use, excise and other similar taxes and charges, all of which shall be paid by Licensee.

8.   Term/Termination
     ----------------

     8.1 This Agreement shall take effect as of the day, month and year first above written ("Commencement Date") and shall continue in perpetuity unless sooner terminated as provided hereunder.

     8.2 Upon any material breach of or default under this Agreement by Licensor, the Licensee may give notice of such breach or default and, unless the same shall be cured within thirty (30) days after delivery of such notice, then, without limitation of any other remedy available hereunder, Licensee may terminate this Agreement.

     8.3 If Licensor files a petition for bankruptcy or if an involuntary petition in bankruptcy is filed against Licensor and is not discharged within thirty (30) days, or if Licensor becomes insolvent or makes a general assignment for the benefit of its creditors, then in any case, Licensee may in its sole discretion and at its sole option terminate this Agreement.

     8.4 Termination under this provision shall not relieve Licensor or Licensee of the continuing obligations that it has under this Agreement, including without limitation, its obligations regarding the confidentiality of each other's Confidential Information.

     8.5 The rights and remedies of Licensor provided hereunder shall be exclusive and are not in addition to any other rights and remedies provided by law or equity or in this Agreement.

9.   Responsibilities of Licensee
     ----------------------------

     9.1 Licensee shall keep the Licensed Software free and clear of all liens, claims, and encumbrances.

     9.2 Licensee shall be responsible for the management and control of its use of the Licensed Software, including without limitation: (i) establishing adequate back-up plans, based on alternative procedures and access to qualified programming personnel; and (ii) implementing sufficient recovery procedures and checkpoints to satisfy its requirements for security and accuracy of input and output.

10.  Warranties by Licensor
     ----------------------

     10.1 Licensor hereby warrants and represents that the Licensed Software was conceived and independently developed solely by Licensor.

     10.2 Licensor hereby warrants and represents that the employees and consultants, if any, who contributed to the development of the Licensed Software, all executed non-disclosure agreements containing an assignment of copyright and other intellectual property rights relating to the Licensed Software to Licensor and further reciting that such development work constituted a work-for-hire under the Copyright Act. Licensor further warrants and represents that it has a copy of all such agreements which it can furnish upon request.

     10.3 Licensor hereby warrants and represents that as of the date of contract execution the Licensed Software is free and clear of all liens, claims, liabilities, and encumbrance, except for the licensing rights of other cruise companies who may use the Licensed Software solely for processing data relating to the internal operations of each of the other companies.

     10.4 Licensor hereby represents and warrants that it has sufficient right, title and interest in the Licensed Software to make this Agreement, and to grant the rights herein specified.

11.  Indemnification
     ---------------

     11.1 Licensor agrees to defend at its expense any claim or suit against Licensee based upon an assertion that Licensor does not have the rights, title and interest in the Licensed Software as represented and warranted by Licensor under Section 9 of this Agreement or that the Licensed Software as furnished by or modified by Licensor under this Agreement infringe on a patent, trade secret or copyright, and to pay the amount of Licensee's reasonable costs and settlement or damages awarded provided that Licensor has been notified promptly of any notice of claim or of threatened or actual suit.

     11.2 Following notice of this claim or of a threatened or actual suit and solely at the written request of Licensee, Licensor shall procure for Licensee the right to continue to use the Licensed Software as furnished or, may replace or modify the Licensed Software to make it non-infringing.

12.  Warranty of Performance
     -----------------------

     Licensor represents and warrants that the Licensed Software with the Modifications and Enhancements (together "Software Plus") will operate substantially error free in Licensee's hardware/software configuration and operating environment for a period of ninety (90) business days following execution of this Agreement ("Warranty Period"). During the Warranty Period, and thereafter as required, Licensor will expeditiously correct without charge all errors of which it is notified by Licensee during the Warranty Period.

13.  Limitations of Liability
     ------------------------

     LICENSOR SHALL NOT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION, FOR THE LOSS OF USE, LOSS OF PROFITS OR FOR THE LOSS OF DATA INFORMATION OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

14.  Relationship of the Parties
     ---------------------------

     The relationship between Licensor and Licensee is that of licensor/licensee. Neither party shall represent that it has any authority to assume or create any obligation, express or implied, on behalf of the other party, nor to represent the other party as agent, employee or in any other capacity.

15.  Notices
     -------

     All notices or other communications given by either party to the other under this Agreement shall be in writing and shall be personally delivered or sent by registered or certified mail, return-receipt requested, to the other party at its address set forth above or such other addresses as a party may subsequently designate in writing. The date of personal delivery or the date of mailing, as the case may be, shall be deemed to be the date on which such notice is given.

16.  General Provisions
     ------------------

     16.1  Assignment
           ----------

           Neither this Agreement nor any rights or licenses granted hereunder may be assigned or delegated without the written consent of Licensee. This Agreement shall inure to the benefit of and be binding upon any permitted successor or assign of the parties.

     16.2  Governing Law
           -------------

           This Agreement shall be governed by and construed as a sealed instrument in accordance with the laws of the State of Florida.

     16.3  Delay
           -----

           The parties shall not be liable for delays in the performance of their obligation hereunder due to causes beyond their reasonable control including, but not limited to, Acts of God.

     16.4  Successors
           ----------

           Except as otherwise provided herein, this Agreement together with all schedules or modifications now and hereafter made a part hereof shall be binding on the respective parties and respective heirs, executors, administrators, legal representatives and assigns.

     16.5  Waiver and Invalidity
           ---------------------

           No waiver of any breach of this Agreement shall constitute a waiver of any other breach of the same or other provisions of this Agreement and no waiver shall be effective unless made in writing. In the event that any provisions herein shall be illegal or unenforceable, such provision shall be severed and the entire Agreement shall not fail, but the balance of the Agreement shall continue in full force and effect.

     16.6  Headings
           --------

           The titles of the Sections and subsections of this Agreement are for the convenience of references only and are not to be considered in construing this Agreement.

     16.7  Agreement
           ---------

           This Agreement, including the attached Schedules, constitutes the exclusive statement of the agreement between the parties concerning the subject matter thereof. All other prior agreements, arrangements or undertakings, oral or written, are merged into and are superseded by the terms of this Agreement. No addition to or modification of any provisions of this Agreement shall be binding unless made in writing and signed by duly authorized representatives of the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under deal as of the day and year indicated above.

RESERVATIONS TECHNOLOGY, INC.         NEW COMMODORE CRUISE
                                        LINES, LIMITED



/s/Ben Tipps                          /s/Alan Pritzker
- -----------------------------         ------------------------------------
By                                    By



Ben Tipps                             Alan Pritzker
- -----------------------------         ------------------------------------
Print Name                            Print Name



Pres.                                 V.P. Finance
- -----------------------------         ------------------------------------
Title                                 Title

                                   SCHEDULE A
                                   ----------

     Schedule A consists of approximately 72 pages entitled "Programming Development Manager - Member List", which lists computer files, libraries, member numbers, creation dates, last changed dates, time, records, records deleted and text.

                              Software Agreement
                              ------------------


     THIS AGREEMENT, made as of this ____________________ by and between Reservations Technology, Inc., a corporation incorporated under the laws of the State of Florida with its principal offices at 2139 NW 191 Avenue, Pembroke Pines, Florida 33029 ("Licensor") and New Commodore Cruise Lines, Limited, a corporation incorporated under the laws of Bermuda and authorized to do business in the State of Florida, with its principal offices at 4000 Hollywood Blvd., #385-S, Hollywood, Florida 33021 ("Licensee").

BACKGROUND
- ----------

     New Commodore Cruise Lines, Limited, is the marketing subsidiary of an international cruise line company. It desires to license, customize, operate and, from time to time, enhance an electronic information data processing reservation system for use in cruise operations.

     Licensor is a software company that has experience and expertise in the computer systems required by the travel and reservation operations of cruise companies.

     NOW, THEREFORE, in consideration of the promises and mutual covenants below, Licensee and Licensor agree as follows:

1.   Definitions
     -----------

     1.1 "Licensed Software" shall mean (i) those computer programs and routines consisting of a series of instructions or statements in source and object code form and identified in Schedule "A"; (ii) all Modifications as defined herein; and (iii) all documentation, installation guides, user manuals, educational, and all other materials in machine readable, printed, or other form to facilitate the use of the computer programs and routines identified in Schedule "A".

     1.2 "Use" shall mean copying the Licensed Software from storage units or media into a stand-alone mini-computer utilizing the Licensed Software, stand-alone or in a computer network linking the mini-computer to work stations for the purposes of processing data for internal use or for the purpose of creating and developing Modifications and Enhancements as defined herein.

     1.3 "Enhancement(s)" shall mean any software which is developed by Licensor for Licensee, as defined herein, or by Licensee independently or with Licensor's assistance that constitutes a separate and independent module not part of mainstream Licensed Software code.

     1.4 "Modification(s)" shall mean any upgrade, modification or revision of the Licensed Software which is developed for Licensee by Licensor or by Licensee independently or with Licensor's assistance.

     1.5 "Licensee" shall mean New Commodore Cruise Lines, Limited, and its current and future subsidiaries and affiliates.

     1.6 "Designated Site" shall mean the processing facility first above written at which the Licensed Software will be used and/or a disaster recovery site used in lieu of such facility. The processing facility may be changed by Licensee provided the Licensor is so notified.

     1.7 "Designated Hardware" shall mean the mini-computer specified in Schedule "A" of this Agreement or a substitute minicomputer. Such substitution may be made by the Licensee provided the Licensor is so notified.

     1.8 "Confidential Information" shall mean all matters regarding the Licensed Software, and such business or other matters as are disclosed by either party to the other and identified in writing as confidential.

     1.9 "Agreement" shall mean this document and the annexed schedules and exhibits which are incorporated herein, together with any subsequent written and executed amendments.

2.   Grant of License
     ----------------

     2.1 Subject to the terms and conditions set forth in this Agreement, Licensor grants to Licensee, and the Licensee hereby accepts a non-exclusive, non-transferable perpetual license to use the Licensed Software on the Designated Hardware at the Designated Site, for the marketing of Commodore Cruise Line and s.s. United States products and services, and as specified in
Section 2.2 herein, provided that the use and disclosure of the Licensed Software is restricted solely to the employees of the Licensee and to consultants selected by the Licensee who have executed non-disclosure agreements. The Licensee shall have the right to make an unlimited number of copies of the Licensed Software as in its sole judgment shall be reasonably required for internal use under this Agreement.

     2.2 The Licensed Software may also be used by Licensee for cruise line products and services marketed by Licensee for its current and future subsidiaries and affiliates, provided that Licensee pays to Licensor a fee for each license to a subsidiary or affiliate in an amount which is fifty percent (50%) less than the amount of the last license fee paid.

     2.3 Except as expressly provided under this Agreement, the Licensee shall not have the right: (i) to assign, sell, relicense, or otherwise transfer the Licensed Software; or (ii) to use the Licensed Software in whole or in part for any use or purpose, other than as provided herein.

     2.4 Subject to the rights granted to the Licensee in this Agreement, all rights, title, and interest to the Licensed Software shall be the property of Licensor, who may use, sell, assign, or transfer rights to the Licensed Software during the term of this Agreement subject to Licensee's rights hereunder.

3.   Confidentiality
     ---------------

     3.1 The parties shall hold all Confidential Information in secrecy to the same extent as each holds its own comparable information and shall not disclose or make any use thereof except as related to the performance of this Agreement. Notwithstanding, Confidential

Information shall not include any information which (i) is or becomes part of the public domain through no act or omission on the part of the receiving party,
(ii) is disclosed to third parties by the disclosing party without restriction on such third parties, (iii) is in the receiving party's possession, without actual or constructive knowledge of an obligation of confidentiality with respect thereof, at or prior to the time of disclosure under this Agreement,
(iv) is disclosed to the receiving party by a third party having no obligation of confidentiality with respect thereto, (v) is required to be disclosed pursuant to a legal proceeding.

     3.2 The Licensee shall exercise its best efforts with regard to its employees', and consultants' confidentiality obligations but shall not be liable for its employees or its consultants except in instances of gross negligence.

     3.3 The Licensee shall not alter or remove any copyright, trade secret, patent, proprietary and/or other legal notices contained on or in copies of the Licensed Software. The existence of any such copyright notice on the Licensed Software shall not be construed as an admission, or be deemed to create a presumption, that publication of such materials has occurred.

4.   Ownership, and Intellectual Property Rights
     -------------------------------------------

     4.1 For purposes of Section 117 of the Copyright Act of 1976, as amended, and for all other purposes, Licensor shall be considered the owner of the Licensed Software and all copies thereof, and of all copyright, trade secret, patent and other intellectual or industrial property rights therein. Physical copies of the Licensed Software (in diskette, tape, or other form provided by Licensor) shall remain its property.

     4.2 For purposes of Section 117 of the Copyright Act of 1976, as amended, and for all other purposes, the Licensee shall be considered the sole and exclusive owner of all Enhancements, and all right, title and interest therein, free and clear of any liens and encumbrances, including (a) the United States copyright to the Enhancements; (b) all literary and other rights of every kind in the Enhancements; (c) the right to license, sell, assign, or otherwise transfer the Enhancements in whatsoever form desired by Licensee or its assigns or corporate successors; and (d) all rights to secure copyrights on the Enhancements anywhere in the world.

     4.3 If Licensor desires to sublicense an Enhancement in order to market the same, it shall so notify Licensee who may withhold its consent if it views use of the Enhancement by its competitors as detrimental. If Licensee consents, the parties shall negotiate such licensing terms and conditions as are satisfactory to both parties.

5.   Delivery of Licensed Software
     -----------------------------

     Licensee has inspected and reviewed the Licensed Software and accepts it as is.

6.   Revisions and Updates
     ---------------------

     Revisions and updates to the Licensed Software, if any, made available by Licensor to it other licensees shall be promptly provided to the Licensee without further charges for eighteen (18) months from date of this Agreement. Thereafter, such revisions and updates shall be so provided at not more than the price paid by Licensor's other licensees, but in no event shall Licensee be under any obligation to license such revisions or updates.

7.   Fees
     ----

     7.1 Licensee shall pay to Licensor upon execution of the Agreement for the licensing rights to the Licensed Software, and for the ownership of the Enhancements created hereunder a license fee of fifty thousand ($50,000.00) dollars.

     7.2 All fees and charges hereunder are exclusive of all state or federal sales, use, excise and other similar taxes and charges, all of which shall be paid by Licensee.

8.   Term/Termination
     ----------------

     8.1 This Agreement shall take effect as of the day, month and year first above written ("Commencement Date") and shall continue in perpetuity unless sooner terminated as provided hereunder.

     8.2 Upon any material breach of or default under this Agreement by Licensor, the Licensee may give notice of such breach or default and, unless the same shall be cured within thirty (30) days after delivery of such notice, then, without limitation of any other remedy available hereunder, Licensee may terminate this Agreement.

     8.3 If Licensor files a petition for bankruptcy or if an involuntary petition in bankruptcy is filed against Licensor and is not discharged within thirty (30) days, or if Licensor becomes insolvent or makes a general assignment for the benefit of its creditors, then in any case, Licensee may in its sole discretion and at its sole option terminate this Agreement.

     8.4 Termination under this provision shall not relieve Licensor or Licensee of the continuing obligations that it has under this Agreement, including without limitation, its obligations regarding the confidentiality of each other's Confidential Information.

     8.5 The rights and remedies of Licensor provided hereunder shall be exclusive and are not in addition to any other rights and remedies provided by law or equity or in this Agreement.

9.   Responsibilities of Licensee
     ----------------------------

     9.1 Licensee shall keep the Licensed Software free and clear of all liens, claims, and encumbrances.

     9.2 Licensee shall be responsible for the management and control of its use of the Licensed Software, including without limitation: (i) establishing adequate back-up plans, based on alternative procedures and access to qualified programming personnel; and (ii) implementing sufficient recovery procedures and checkpoints to satisfy its requirements for security and accuracy of input and output.

10.  Warranties by Licensor
     ----------------------

     10.1 Licensor hereby warrants and represents that the Licensed Software was conceived and independently developed solely by Licensor.

     10.2 Licensor hereby warrants and represents that the employees and consultants, if any, who contributed to the development of the Licensed Software, all executed non-disclosure agreements containing an assignment of copyright and other intellectual property rights relating to the Licensed Software to Licensor and further reciting that such development work constituted a work-for-hire under the Copyright Act. Licensor further warrants and represents that it has a copy of all such agreements which it can furnish upon request.

     10.3 Licensor hereby warrants and represents that as of the date of contract execution the Licensed Software is free and clear of all liens, claims, liabilities, and encumbrance, except for the licensing rights of other cruise companies who may use the Licensed Software solely for processing data relating to the internal operations of each of the other companies.

     10.4 Licensor hereby represents and warrants that it has sufficient right, title and interest in the Licensed Software to make this Agreement, and to grant the rights herein specified.

11.  Indemnification
     ---------------

     11.1 Licensor agrees to defend at its expense any claim or suit against Licensee based upon an assertion that Licensor does not have the rights, title and interest in the Licensed Software as represented and warranted by Licensor under Section 9 of this Agreement or that the Licensed Software as furnished by or modified by Licensor under this Agreement infringe on a patent, trade secret or copyright, and to pay the amount of Licensee's reasonable costs and settlement or damages awarded provided that Licensor has been notified promptly of any notice of claim or of threatened or actual suit.

     11.2 Following notice of this claim or of a threatened or actual suit and solely at the written request of Licensee, Licensor shall procure for Licensee the right to continue to use the Licensed Software as furnished or, may replace or modify the Licensed Software to make it non-infringing.

12.  Warranty of Performance
     -----------------------

     Licensor represents and warrants that the Licensed Software with the Modifications and Enhancements (together "Software Plus") will operate substantially error free in Licensee's hardware/software configuration and operating environment for a period of ninety (90) business days following execution of this Agreement ("Warranty Period"). During the Warranty Period, and thereafter as required, Licensor will expeditiously correct without charge all errors of which it is notified by Licensee during the Warranty Period.

13.  Limitations of Liability
     ------------------------

     LICENSOR SHALL NOT BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION, FOR THE LOSS OF USE, LOSS OF PROFITS OR FOR THE LOSS OF DATA INFORMATION OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

14.  Relationship of the Parties
     ---------------------------

     The relationship between Licensor and Licensee is that of licensor/licensee. Neither party shall represent that it has any authority to assume or create any obligation, express or implied, on behalf of the other party, nor to represent the other party as agent, employee or in any other capacity.

15.  Notices
     -------

     All notices or other communications given by either party to the other under this Agreement shall be in writing and shall be personally delivered or sent by registered or certified mail, return-receipt requested, to the other party at its address set forth above or such other addresses as a party may subsequently designate in writing. The date of personal delivery or the date of mailing, as the case may be, shall be deemed to be the date on which such notice is given.

16.  General Provisions
     ------------------

     16.1  Assignment
           ----------

           Neither this Agreement nor any rights or licenses granted hereunder may be assigned or delegated without the written consent of Licensee. This Agreement shall inure to the benefit of and be binding upon any permitted successor or assign of the parties.

     16.2  Governing Law
           -------------

           This Agreement shall be governed by and construed as a sealed instrument in accordance with the laws of the State of Florida.

     16.3  Delay
           -----

           The parties shall not be liable for delays in the performance of their obligation hereunder due to causes beyond their reasonable control including, but not limited to, Acts of God.

     16.4  Successors
           ----------

           Except as otherwise provided herein, this Agreement together with all schedules or modifications now and hereafter made a part hereof shall be binding on the respective parties and respective heirs, executors, administrators, legal representatives and assigns.

     16.5  Waiver and Invalidity
           ---------------------

           No waiver of any breach of this Agreement shall constitute a waiver of any other breach of the same or other provisions of this Agreement and no waiver shall be effective unless made in writing. In the event that any provisions herein shall be illegal or unenforceable, such provision shall be severed and the entire Agreement shall not fail, but the balance of the Agreement shall continue in full force and effect.

     16.6  Headings
           --------

           The titles of the Sections and subsections of this Agreement are for the convenience of references only and are not to be considered in construing this Agreement.

     16.7  Agreement
           ---------

           This Agreement, including the attached Schedules, constitutes the exclusive statement of the agreement between the parties concerning the subject matter thereof. All other prior agreements, arrangements or undertakings, oral or written, are merged into and are superseded by the terms of this Agreement. No addition to or modification of any provisions of this Agreement shall be binding unless made in writing and signed by duly authorized representatives of the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under deal as of the day and year indicated above.

RESERVATIONS TECHNOLOGY, INC.         NEW COMMODORE CRUISE
                                        LINES, LIMITED



/s/Ben Tipps                          /s/Alan Pritzker
- -----------------------------         ------------------------------------
By                                    By



Ben Tipps                             Alan Pritzker
- -----------------------------         ------------------------------------
Print Name                            Print Name



Pres.                                 V.P. Finance
- -----------------------------         ------------------------------------
Title                                 Title

                                   SCHEDULE A
                                   ----------

     Schedule A consists of approximately 72 pages entitled "Programming Development Manager - Member List", which lists computer files, libraries, member numbers, creation dates, last changed dates, time, records, records deleted and text.